Exhibit 10.38

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County of San Bernardino

F A S

STANDARD CONTRACT

FOR COUNTY USE ONLY

E M X	☒	New Change Cancel	Vender Code	SC	Dept.	A	Contract Number 00-578 A-1
County Department Public Works – Regional Parks	Dept. CCP	Orgn GLH	Contractor’s License No.
County Department Contract Representative Thomas A. Potter	Ph. Ext. 387-2340	Amount of Contract $
Fund AAA	Dept. CCP	Organization GLH	Appr.	Obj/Rev Source 8525	Activity	GRC/PROJ/JOB Number 84008525
Commodity Code	Estimated	Payment	Total by Fiscal Year
FY	Amount	I/D	FY	Amount
I/D
Project Name

Renaissance Pleasure Faire

THIS CONTRACT is entered into in the State of California by and between the County of San Bernardino, hereinafter called the County, and

Name Renaissance Entertainment Corporation		hereinafter called	LICENSEE
Address 275 Century Circle, Suite 102

Louisville, CO 80027
Phone (303) 664-0300	Birth Date
Federal ID No. or Social Security No.

IT IS HEREBY AGREED AS FOLLOWS:

(Use space below and additional bond sheets. Set forth service to be rendered, amount to be paid, manner of payment, time for performance or completion, determination of satisfactory performance and cause for termination, other terms and conditions, and attach plans, specifications, and addende, if any.)

WHEREAS, the County of San Bernardino (“COUNTY”) and Renaissance Entertainment Corporation (“LICENSEE”) entered into an Agreement, Contract No. 00-578 B, whereby COUNTY allows LICENSEE to use a portion (“Use Area”) of Glen Helen Regional Park (“Park”), and;

WHEREAS Parties now desire to amend the Agreement to extend the completion date of certain improvements;

NOW, THEREFORE, in consideration of mutual convenants and conditions, the parties hereto agree to amend Lease Agreement, Contract No. 00-578B as follows:

1.               CHANGE that portion of the recitals which now reads, “WHEREAS, the PARTIES agree that TENANT will make certain improvements to the PARK, all of which are to be completed by June 30, 2004”, to read as follows. “WHEREAS, the PARTIES agree that TENANT will make certain improvements to the PARK, all of which are to be completed by June 30, 2010”

2.               Replace EXHIBIT E, BUSINESS PLAN, with attached EXHIBIT E, BUSINESS PLAN.

3.               All other provisions and terms of the Agreement, County Contract No. 00-578 B, shall remain the same and are hereby incorporated by references.

4.               This amendment shall be effective when executed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused their respective names to be hereunto subscribed by their respective proper officers hereto duly authorized.

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COUNTY OF SAN BERNARDINO	RENAISSANCE ENTERTAINMENT CORPORATION

>	By	> /s/ Charles S. Leavell
Fred Aguiar, Chairman, Board of Supervisors

Dated:	Name	Charles S. Leavell

SIGNED AND CERTIFIED THAT A COPY OF THIS
DOCUMENT HAS BEEN DELIVERED TO THE	Title:	CEO
CHAIRMAN OF THE BOARD		(Print or Type)

J. Renee Bastian, Clerk of the Board of Supervisors	Dated:	1 - 16 - 02

By	Address	275 Century Circle, Suite
Deputy
Louisville, CO 80027

Approved as to Legal Form	Reviewed by Contract Compliance	Reviewed for Processing

>	>	>
Fiona Luke, Deputy County Counsel		Agency Administrator/CAO

Date	Date	Date